BDI INVESTMENT CORPORATION

                               990 Highland Drive
                                    Suite 100
                         Solana Beach, California 92075

                                February 14, 2005

Dear Shareholder,

      You are cordially invited to attend the Special Meeting of the Shareholders of BDI Investment Corporation to be held at 9:00 a.m., Friday, February 25, 2005, at 990 Highland Drive, Suite 100, Solana Beach, California 92075.

      You will be asked to consider one proposal concerning the dissolution and liquidation of BDI Investment Corporation. The proposal is explained more fully in the attached proxy statement, which you are encouraged to read.

      The Board of Directors recommends that you approve this proposal and urges you to return your signed proxy card at your earliest convenience, whether or not you plan to attend the meeting.

      Thank you for your cooperation.

                                       Sincerely,

                                       /s/ Arthur Brody

                                       Arthur Brody,
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                           BDI INVESTMENT CORPORATION
                               990 Highland Drive
                                    Suite 100
                         Solana Beach, California 92075

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD FRIDAY, FEBRUARY 25, 2005

      Notice is hereby given that the Special Meeting of Shareholders of BDI Investment Corporation (the "Company") will be held at the offices of the Company, 990 Highland Drive, Suite 100, Solana Beach, California on Friday, February 25, 2005 at 9:00 A.M. for the following purposes:

            1. To approve the Plan of Complete Liquidation and Dissolution of the Company.

            2. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on February 7, 2005 as the date of determining the shareholders of record entitled to receive notice of, and to vote at, the Special Meeting. Whether or not you expect to be present you are requested to complete and sign the enclosed proxy and return it in the stamped envelope provided. Shareholders who are present at the meeting may revoke their proxies and vote in person.

                                            By Order of the Board of Directors

                                            BDI INVESTMENT CORPORATION

                                            /s/ Donald Brody

                                            Donald Brody
                                            Secretary

Solana Beach, CALIFORNIA

February 14, 2005

                                 PROXY STATEMENT
                                       OF
                           BDI INVESTMENT CORPORATION
                                     FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 25, 2005

      This proxy statement is furnished to the shareholders of BDI Investment Corporation, a New Jersey corporation (hereinafter called the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Special Meeting of Shareholders of the Company to be held at the offices of the Company located at 990 Highland Drive, Suite 100, Solana Beach, CA 92075, on Friday, February 25, 2005 at 9:00 A.M., and at all adjournments thereof (the "Meeting"). The Company is registered pursuant to
Section 8(b) of the Investment Company Act of 1940 as a closed end diversified investment company. This Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about February 14, 2005.

Proxies and Voting at the Meeting

      The Board of Directors has fixed the close of business on February 7, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting and, accordingly, only shareholders of record at the close of business on that date will be entitled to receive notice of and to vote at said meeting. At the close of business on the record date, there were outstanding and entitled to vote at the meeting 1,421,551 shares of the Company's Common Stock which were held of record by 209 shareholders. Each share is entitled to one vote. The presence at the meeting, in person, or by proxy, of the holders of a majority of the total issued and outstanding shares of capital stock of the Company is necessary to constitute a quorum for the transaction of business at the Meeting. Assuming that a quorum is present, a majority of the shares of capital stock voting at the Meeting is required for the approval of the Plan of Complete Liquidation and Dissolution of the Company as more fully described below. Arsobro, L.P. beneficially owns 92.64% of the Company's capital stock and the Company's Chairman of the Board, Chief Executive Officer and President, Arthur Brody, is entitled to vote the shares on behalf of Arsobro, L.P. The Company expects Arthur Brody to vote the shares of capital stock of the Company beneficially owned by Arsobro, L.P. in favor of the Plan.

      Proxies in the form enclosed, properly executed by shareholders and received in time for the Meeting, will be voted as specified herein. If a shareholder does not specify otherwise, the shares represented by his or her proxy will be voted "FOR" Proposal 1 - the Plan of Complete Liquidation and Dissolution of the Company. In the event a shareholder specifies a different choice by means of the proxy, that shareholder's shares will be voted in accordance with such specification. If you do not vote or abstain, it will have the effect of a vote against the proposals. The proxy may be revoked at any time before it is exercised if a shareholder notifies the secretary of the Meeting, in writing, of a desire to revoke or by attending the Meeting and voting in person. You may attend the Meeting in person, rather than signing and mailing in your proxy card.

      The entire cost of soliciting and mailing this proxy statement will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and may reimburse them for their expense in so doing. If necessary, the Company may also use its Secretary and his assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

Principal Shareholders

      The only person or entity that owns of record, or that is known by the Company to own beneficially, more than five (5) percent of the outstanding voting securities of the Company, is Arsobro, L.P. Its holdings as of February 7, 2005 were as follows:


Shares of Common
Names and Address of           Stock Owned Beneficially as of         Percent of
Shareholders                   February 7, 2005                       Class
------------                   ------------------------------         -----

Arsobro, L.P. (1)                 1,316,957                           92.64%
990 Highland Drive
Solana Beach, California
__________________

(1) Arthur Brody generally possesses the sole power to vote and to make investment decisions with respect to all of the shares beneficially owned by Arsobro, L.P. By virtue of his beneficial ownership of such shares, Mr. Brody is a "control person" of the Company.

                                   PROPOSAL 1

                  APPROVAL OF THE PLAN OF COMPLETE LIQUIDATION
                  --------------------------------------------
                         AND DISSOLUTION OF THE COMPANY
                         ------------------------------

      The shareholders will be requested at the Meeting to approve a Plan of Complete Liquidation and Dissolution of the Company (the "Plan"), a copy of which is set forth in Annex A attached to this proxy statement. The Plan was adopted by the Board of Directors, subject to shareholder approval, on January 28, 2005.

Reason for Dissolution

      The principal reason for dissolving and liquidating the Company is that the Board of Directors has determined that the costs of maintaining the corporate existence as an investment company, which have increased and the Company expects to further increase significantly due to the costs of implementing the accounting and corporate governance requirements under the Investment Company Act of 1940, are no longer justified or in the shareholders' best interests.

Description of Plan

      The following is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is incorporated herein by reference. You may read the actual provisions of the Plan by referring to Annex A, and shareholders are urged to read the Plan in its entirety for a more complete description of the terms of the Plan.

      If the Plan is approved, which is expected to occur as a result of Mr. Brody's right to vote the shares of the Company owned by Arsobro, L.P., the Company shall sell its entire securities portfolio, consisting of tax exempt bonds, and wind up its business. The sale of the portfolio will be conducted in an orderly manner. The Company will seek to obtain multiple bids for each of the tax exempt bonds being sold. The Plan provides that, after all of the liabilities of the Company are paid, the Board of Directors shall make a cash distribution of the remaining assets to the shareholders, ratably according to their respective interests. The officers and Board of Directors of the Company shall then take all steps necessary to effect the formal dissolution of the Company.

Payment of Company Assets

      The Company anticipates that it will distribute to shareholders the net cash proceeds of the liquidation on or before April 30, 2005. Because of the uncertainties as to the exact amount the Company will receive upon a liquidation of its assets and the amount of its liabilities, it is impossible to predict with certainty the aggregate amount that will ultimately be distributed to you.

Required Vote

      Assuming that a quorum is present at the Meeting, a majority of the shares of capital stock voting at the Meeting is required for the approval of the Plan. Arsobro, L.P. beneficially owns 92.64% of the Company's capital stock and the Company's Chairman of the Board, Chief Executive Officer and President, Arthur Brody, is entitled to vote the shares on behalf of Arsobro, L.P. The Company expects Arthur Brody to vote the shares of capital stock of the Company beneficially owned by Arsobro, L.P. in favor of the Plan.

Recommendation

      The Board of Directors believes that the dissolution and liquidation of the Company is in the best interests of the Company and its shareholders and, therefore, recommends that the shareholders vote "For" adopting the Plan, thereby approving the dissolution and liquidation of the Company, and urges shareholders to vote, sign and return the enclosed proxy.

                                  OTHER MATTERS
                                  -------------

      At the time this Proxy Statement was mailed to shareholders, the Board of Directors was not aware that any matter other than those referred to in the form of proxy would be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

                              FINANCIAL STATEMENTS

      A copy of the Company's unaudited semi-annual report for the six month period ended December 31, 2004, including unaudited financial statements, is being sent along with this Proxy Statement for review by the shareholders and is attached as Annex B hereto. The semi-annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Additional copies of the semi-annual report may be obtained by writing to BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, California 92075, Attention: Mr. Arthur Brody, Chairman.

                                        By Order of the Board of Directors

                                        /s/ Donald Brody

                                        Donald Brody
                                        Secretary

February 14, 2005

                                      ANNEX A

                  PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

                                       OF

                           BDI INVESTMENT CORPORATION


     1. BDI Investment Corporation, a New Jersey corporation (the "Corporation"), shall wind up its business. It shall not undertake new business activities. It shall sell the securities owned by it. The only business activities of the Corporation following dissolution shall be those necessary or desirable for the purpose of winding up the affairs of the Corporation, as determined by the directors (the "Directors") in their business judgment.

     2. The Directors are authorized in their discretion to take whatever steps they consider necessary to effectuate this plan.

     3. After all the liabilities of the Corporation are paid, the Directors shall distribute the remaining assets in cash to the shareholders, ratably according to their respective interests.

     4. The Corporation shall be dissolved. The Authorized Officers and Directors of the Corporation shall take all steps necessary to effect the formal dissolution of the Corporation, including filing a Certificate of Dissolution with the New Jersey Department of the Treasury and withdrawing the Corporation from qualification to do business in California. The Certificate of Dissolution and other filings shall be filed at whatever time the Authorized Officers deem appropriate, taking into account the nature of the winding up business activities of the Corporation and relevant legal, tax, and regulatory requirements.

     5. This plan may be amended from time to time by the Directors. Any amendment, however, that would permit the Corporation to engage in new business activities or cause the Corporation to engage in its existing business activities for longer than one year from the date of adoption of this plan must be approved by the Corporation's shareholders.

                           BDI INVESTMENT CORPORATION

                                   -----------

                            For the Six Months Ending

                                December 31, 2004

                           BDI INVESTMENT CORPORATION

                                 C O N T E N T S

                                                                      Page
                                                                    Reference

Statement of Assets and Liabilities for the
     Six Months Ended December 31, 2004
     and Fiscal Year Ended July 3, 2004.                                2

Statement of Operations for the Six
     Months Ended December 31, 2004
     and December 31, 2003.                                             3

Statement of Changes in Net Assets for the
     Six Months Ended December 31, 2004
     and December 31, 2003.                                             4

Notes to Financial Statements                                         5 - 6

Schedule of Securities                                                7 - 13

Supplementary Information                                              14

Corporate Data                                                         15

                           BDI INVESTMENT CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                   (Unaudited)

                                                                            Six Months     Twelve Months
                                                                              Ended           Ended
                                                                           December 31,      July 3,
                                                                              2004            2004
ASSETS:

     Investments in Securities at Market
        Value (Note B) (Cost of $13,631,000)                                $14,065,000     $13,969,000
     Cash and Cash Equivalents                                                   35,000         221,000
     Interest Receivable                                                        237,000         209,000
     Prepaid Expenses                                                             1,000               0
                                                                           ------------    ------------
                                         Total Assets:                      $14,338,000     $14,399,000
LIABILITIES:

     Accounts Payable                                                             6,000          12,000
     Dividend Payable                                                             2,000         423,000
     Payable to Broker                                                                0         107,000
                                                                           ------------    ------------
                                         Total Liabilities:                      $8,000        $542,000
                                                                           ------------    ------------
                                         Net Assets:                        $14,330,000     $13,857,000
                                                                           ============    ============

     Preferred Stock, Without Par Value:                                             $0              $0
       Authorized, 500,000 Shares Issued None
     Common Stock, Par Value $.10 Per Share
       Authorized, 4,500,000 Shares
       Issued, 1,425,151                                                       $143,000        $143,000
     Additional Paid-In Capital                                               3,673,000       3,673,000
     Retained Earnings                                                       10,536,000      10,063,000
     Less-Treasury Stock at Cost, 3,600 Shares                                  (22,000)        (22,000)
                                                                           ------------    ------------
                                         Net Assets:                        $14,330,000     $13,857,000
                                                                           ============    ============
     Net Assets per Common Share Outstanding:                                    $10.08           $9.75
                                                                           ============    ============

                        See Notes To Financial Statements

                           BDI INVESTMENT CORPORATION
                             STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                          Six Months Ended
                                                     -----------   -----------
                                                     December 31   December 31
                                                         2004          2003

INVESTMENT INCOME:  (Note B)
     Interest                                           $317,000      $354,000
     Tax-Exempt Dividends                                  1,000         1,000
                                                     -----------   -----------
                                                        $318,000      $355,000

EXPENSES:
     Accounting and Bookkeeping                           21,000        22,000
     Directors' Fees                                       1,000         1,000
     Other Operating                                      13,000         9,000
                                                     -----------   -----------
                                                          35,000        32,000
                                                     -----------   -----------
                             Net Investment Income      $283,000      $323,000
                                                     -----------   -----------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:

     Proceeds from Sales
       and redemptions                                   669,000     3,219,000
     Cost of Investments Sold
       and Redeemed                                      662,000     3,149,000
                                                     -----------   -----------
     Net Realized Gain/(Loss)                              7,000        70,000
     Net Unrealized Gain/(Loss)                          183,000      (194,000)
                                                     -----------   -----------

     Net Realized and Unrealized
       Gain/(Loss) on Investments                        190,000      (124,000)
                                                     -----------   -----------
NET REALIZED AND UNREALIZED GAIN                        $473,000      $199,000
                                                     ===========   ===========

                        See Note to Financial Statements

                           BDI INVESTMENT CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
                                   (Unaudited)

                                                  Six Months Ended    Six Months Ended
                                                  ----------------    ----------------
                                                    December 31          December 31
                                                        2004                 2003
FROM INVESTMENT ACTIVITIES
     Net Investment Income                              $283,000             $323,000
     Net Realized Gain/(Loss)
       on Investments                                      7,000               70,000
     Net Unrealized Gain/(Loss) on
       Investments                                       183,000             (194,000)
                                                    ------------         ------------

     Increase in Net Assets Derived
       from Investment Activities                        473,000              199,000

        From Distributions to Shareholders:

     One bi-annual dividend of $.20 and one
       extraordinary dividend of $.0242 per
       share on 1,421,551 Shares Outstanding                   0             (319,000)
                                                    ------------         ------------

NET INCREASE/(DECREASE) IN ASSETS                        473,000             (120,000)

NET ASSETS:
     Beginning of Period                              13,857,000           14,356,000
       (including undistributed net                 ------------         ------------
        investment income)
     End of Period                                    14,330,000           14,236,000
                                                    ============         ============

                        See Note to Financial Statements

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                     For Six Months Ended December 31, 2004

A. Consolidated Financial Statement:

      The statement of assets and liabilities including the schedule of tax-exempt securities as of December 31, 2004, and the related statements of operations, changes in new assets, and supplementary information, for the six months ending December 31, 2004, have been by the Company, without audit. In the opinion of management, all adjustments (which include prepared only normal reoccurring adjustments) necessary to present fairly the financial position at December 31, 2004 and all periods presented have been made.

B. General:

      On January 10, 1984, BDI Investment Corporation (the "Company") filed a Registration Statement on Form N-2 with the Securities and Exchange Commission in order to register under the Investment Company Act of 1940 as a closed-end diversified management investment company.

C. Summary of Significant Accounting Policies:

      Investments:

      The investment portfolio consists primarily of tax-exempt bonds which are valued at the last bid price on the last business day of the quarter.

      Income Recognition:

      Security transactions are recorded on the trade date. Interest income is accrued and recorded based upon settlement dates.

      Taxes:

      The Company has qualified as a Regulated Investment Company under certain pro- visions of the Internal Revenue Code beginning with the fiscal year starting July 1, 1984. Under such provisions, the Company will not be subject to federal income tax on income which it receives and distributes to its shareholders, provided that it distributes substantially all such Income. As a Regulated Investment Company, the Company may "pass through" to its shareholders the character of the income which it receives.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                     For Six Months Ended December 31, 2004

      Distributions:

      It is the Company's policy to record distributions to shareholders as of the date they are declared by the Board of Directors.

      Fiscal Year:

      The Company's fiscal year ends on the Saturday nearest the end of June.

D. Directors' Fees:

      The Company pays fees and provides expense reimbursement to members of the Board of Directors who are not officers of the Company.

E. Purchases and Sales of Securities:

      For the six months ending December 31, 2004, the aggregate cost of tax-exempt bond purchases were $588,000 and the aggregate proceeds from sales or redemptions of tax- exempt bonds were $669,000.

F. Income Taxes:

      For the six months ending December 31, 2003, no income tax expense was incurred due to the Company's qualification as a Regulated Investment Company and the distribution of substantially all its income for the current fiscal year to its shareholders (See Note B).

                           BDI INVESTMENT CORPORATION
                              INVESTMENT PORTFOLIO
                             SCHEDULE OF SECURITIES
                                December 31, 2004

                                                                       MARKET
  PAR VALUE    ISSUER                                     COST          VALUE

  $ 200,000    Alhambra City Elem                    $ 200,000      $ 223,000
               5.250%, 9/1/12

    250,000    Alvord Uni Sch Dist                     287,000        299,000
               5.900%, 2/1/16

     15,000    Banning, California                      14,000         15,000
               7.000%, 3/1/20

    100,000    Bay Area Toll Authority                 112,000        108,000
               5.125%, 4/1/15

     40,000    Berkeley Unified School Dist             40,000         43,000
               5.000%, 8/1/17

    450,000    Big Bear Lake Water                     513,000        515,000
               6.000%, 4/1/11

    275,000    Cabrillo Cmnty College                  306,000        323,000
               5.750%, 8/1/13

    200,000    CA Health Facs Fing                     207,000        217,000
               5.000%, 2/1/11

    100,000    CA Health, Stanford                      99,000        109,000
               5.000%, 11/15/13

    250,000    CA Health, Stanford Hosp                272,000        267,000
               5.000%, 11/15/15

     50,000    CA State Dept of Water                   52,000         51,000
               5.500%, 5/1/05

    600,000    CA State Econ Recvry                    632,000        657,000
               5.000%, 7/1/15

    150,000    CA State GO's                           164,000        169,000
               5.250%, 10/1/15

                           BDI INVESTMENT CORPORATION
                              INVESTMENT PORTFOLIO
                             SCHEDULE OF SECURITIES
                                December 31, 2004

                                                                       MARKET
  PAR VALUE    ISSUER                                     COST          VALUE

  $ 250,000    CA State GO's                         $ 275,000      $ 277,000
               5.250%, 2/1/15

    100,000    CA State Pub Works                       99,000        103,000
               4.700%, 10/1/14

    125,000    CA State Pub Works                      123,000        135,000
               5.000%, 10/1/10

     60,000    CA State Pub Works                       61,000         66,000
               5.250%, 1/1/13

    225,000    CA State Pub Works                      246,000        253,000
               5.250%, 4/1/13

     75,000    CA State Pub Works                       85,000         83,000
               5.500%,10/1/09

    210,000    CA State Pub Works                      225,000        238,000
               5.500%,6/1/14

    100,000    CA State Pub Works                      105,000        111,000
               5.500%,6/1/15

    150,000    CA State Pub Works                      149,000        156,000
               5.600%, 4/1/06

    100,000    Calif Stwd CDA Rev                      115,000        116,000
               5.500%, 10/1/14

    425,000    Calif Stwd San Gabriel                  417,000        457,000
               5.375%, 9/1/07

     65,000    Carlsbad Ca Impt Bd                      65,000         67,000
               5.450%, 9/2/10

     60,000    Carlsbad Ca Impt Bd                      60,000         62,000
               5.350%, 9/2/09

                           BDI INVESTMENT CORPORATION
                              INVESTMENT PORTFOLIO
                             SCHEDULE OF SECURITIES
                                December 31, 2004

                                                                       MARKET
  PAR VALUE    ISSUER                                     COST          VALUE

   $ 50,000    Central Coast Water                   55,000.00      53,000.00
               5.150%, 10/1/09

    200,000    Chaffey Uni High Sch                    227,000        227,000
               5.500%, 8/1/13

     25,000    Cucamonga Water                          28,000         27,000
               5.000%, 9/1/13

    275,000    Duluth MN GO                            285,000        282,000
               4.750%, 2/1/08

     25,000    East Bay MUD's                           28,000         28,000
               5.250%, 6/1/13

     30,000    El Monte CTFS                            31,000         32,000
               5.000%, 9/1/12

    240,000    El Monte Water Auth                     240,000        269,000
               5.200%, 9/1/12

    340,000    Emeryville Public Fing                  337,000        354,000
               5.700%, 9/1/07

     75,000    Escondido MF Hsg                         77,000         77,000
               5.400%, 7/1/07

    200,000    Fremont UHSD                            219,000        222,000
               5.250%, 9/1/13

    500,000    Fresno Uni Sch Dist                     594,000        610,000
               6.400%, 8/1/16

     40,000    Grant Uni High School                    45,000         45,000
               5.250%, 8/1/15

    235,000    Horicon Elem Sch Dist                   259,000        250,000
               5.900%, 8/1/12

                           BDI INVESTMENT CORPORATION
                              INVESTMENT PORTFOLIO
                             SCHEDULE OF SECURITIES
                                December 31, 2004

                                                                       MARKET
  PAR VALUE    ISSUER                                     COST          VALUE

   $ 90,000    Industry Urban Dev                    $ 100,000       $ 96,000
               5.375%, 5/1/12

    175,000    Inyo County COP                         175,000        191,000
               5.000%, 2/1/11

     25,000    Jurupa Cmnty Svcs                        27,000         27,000
               4.700%,9/1/14

    275,000    Los Angeles USD                         294,000        301,000
               5.000%,7/1/15

    250,000    Los Gatos USD                           268,000        271,000
               5.000%, 8/1/14

    230,000    Lynwood Lease Rev                       247,000        247,000
               6.000%, 9/1/12

     50,000    Marin Cnty CTFS                          51,000         50,000
               7.000%, 8/1/08

    100,000    Metro Water Dist                        111,000        108,000
               5.000%, 7/1/10

     65,000    Midpeninsula Reg                         65,000         66,000
               6.950%, 9/1/08

     10,000    Montclair, CA Redv Agy Res               10,000         12,000
               7.750%, 10/1/11

    100,000    Montebello Cmnty Redev                   99,000        107,000
               5.150%, 9/1/12

    100,000    Montebello Uni Sch Dist                 107,000        111,000
               5.000%, 8/1/14

     25,000    Mountain View Shoreline                  28,000         28,000
               5.250%, 8/1/12

                           BDI INVESTMENT CORPORATION
                              INVESTMENT PORTFOLIO
                             SCHEDULE OF SECURITIES
                                December 31, 2004

                                                                       MARKET
  PAR VALUE    ISSUER                                     COST          VALUE

  $ 250,000    Napa Valley USD                       $ 274,000      $ 273,000
               5.000%, 8/1/16

    250,000    Natomas USD                             289,000        296,000
               5.800%, 9/1/14

    250,000    No Orange County                        271,000        275,000
               5.000%, 8/1/16

    100,000    Oakland GO's                            112,000        110,000
               5.200%, 9/1/15

    200,000    Oakland Uni Sch Dist                    220,000        229,000
               5.750%, 8/1/15

    145,000    Orange County Recvry                    157,000        155,000
               5.700%, 7/1/10

     45,000    Palmdale, CA SFMR                        43,000         51,000
               7.000%, 9/1/11

     75,000    Pleasant Valley Schl                     83,000         86,000
               5.350%, 2/1/15

    120,000    Pomona Gen Fd Lease                     119,000        130,000
               5.500%, 8/1/11

    135,000    Puerto Rico HFC                         140,000        135,000
               7.500%, 4/1/22

    105,000    Rossmoor Cmnty Svs                      106,000        107,000
               5.800%, 9/2/05

    420,000    Sacramento Elec Rev                     424,000        454,000
               5.250%, 5/1/13

     55,000    Sacramento Elec Rev                      61,000         60,000
               5.250%, 8/1/15

                           BDI INVESTMENT CORPORATION
                              INVESTMENT PORTFOLIO
                             SCHEDULE OF SECURITIES
                                December 31, 2004

                                                                       MARKET
  PAR VALUE    ISSUER                                     COST          VALUE

   $ 50,000    Sacramento New Pub Hsg                 $ 52,000       $ 53,000
               6.000%, 12/1/07

    100,000    San Diego-Burnham Inst                  100,000        100,000
               5.150%, 9/1/06

    200,000    San Diego-Horton Plaza                  199,000        216,000
               5.550%, 11/1/15

     25,000    San Diego Uni Sch Dist                   24,000         24,000
               0.000%, 7/1/06

     75,000    San Diego Uni Sch Dist                   67,000         68,000
               0.000%, 7/1/08

    115,000    San Diego Water                         122,000        125,000
               5.000%, 8/1/15

     50,000    San Francisco GO's                       55,000         55,000
               5.500%, 7/1/15

     50,000    San Francisco Pub Hsg                    50,000         54,000
               5.125%, 8/1/10

    200,000    San Jose Libr & Parks                   218,000        216,000
               5.000%, 9/1/16

    125,000    Sanger Uni Sch Dist                     131,000        143,000
               5.350%, 8/1/15

    200,000    Santa Clara Vly Water                   216,000        219,000
               5.000%, 2/1/10

    200,000    Santa Clara Redev Agy                   197,000        218,000
               5.250%, 6/1/13

     65,000    Sonoma, CA Cmnty Redev                   64,000         65,000
               7.900%, 8/1/14

                           BDI INVESTMENT CORPORATION
                              INVESTMENT PORTFOLIO
                             SCHEDULE OF SECURITIES
                                December 31, 2004

  PAR VALUE    ISSUER                                     COST          VALUE

  $ 250,000    Stockton COP                          $ 248,000      $ 275,000
               5.600%, 8/1/14

    260,000    Vallejo CA Uni Sch Dist                 302,000        303,000
               5.600%, 8/1/15

     50,000    Whittier Uni High Sch                    56,000         55,000
               5.125%, 8/1/11

    310,000    Will County Illinois                    301,000        304,000
               0.000%, 12/1/05
-----------                                        -----------    -----------
$12,830,000                                        $13,631,000    $14,065,000
===========                                        ===========    ===========

                           BDI INVESTMENT CORPORATION
                            SUPPLEMENTARY INFORMATION

             SIX MONTHS ENDED DECEMBER 31, 2004, DECEMBER 31, 2003, DECEMBER 31, 2002, DECEMBER 31, 2001 AND DECEMBER 31, 2000

              Selected date for each share of common stock follows:

                                        2004      2003         2002       2001       2000
Investment Income                     $ 0.22      0.25         0.26       0.27       0.28

Expenses                                0.02      0.02         0.02       0.02       0.02
                                      ------    ------       ------     ------     ------
       Net Investment Income            0.20      0.23         0.24       0.25       0.26

Dividends from net investment
   income                               0.00     (0.22)       (0.23)     (0.19)     (0.24)
                                      ------    ------       ------     ------     ------
Distributions in excess of net
   investment income                    0.20      0.01         0.01       0.06       0.02

Net realized gain (loss) and
   increase/(decrease) in
   unrealized appreciation              0.13     (0.10)        0.03       0.03       0.27
                                      ------    ------       ------     ------     ------
Net increase (decrease) in
   net asset value                      0.33     (0.09)        0.04       0.09       0.29
                                      ------    ------       ------     ------     ------
Net asset value:
   Beginning of period                  9.75     10.10        10.02       9.94       9.65
                                      ------    ------       ------     ------     ------
End of period                          10.08     10.01        10.06      10.03       9.94
                                      ======    ======       ======     ======     ======
Ratio of expense to average
   net assests                          0.25%     0.22%        0.22%      0.22%      0.22%
                                      ======    ======       ======     ======     ======
Ratio of net investment
   income to average net assets         1.99%     2.25%        2.38%      2.44%      2.60%
                                      ======    ======       ======     ======     ======
Ratio of total investment
   operating expenses to total
   investment income                   11.01%     9.01%        8.31%      8.42%      7.89%
                                      ======    ======       ======     ======     ======
Market price at end of period              *         *            *          *          *
Portfolio Turnover                      4.20%    22.02%        5.69%      1.36%      3.77%
                                      ======    ======       ======     ======     ======
Number of shares outstanding at the
   end of each period                                     1,421,551
                                                          =========

* Due to the limited market that currently exists for the Company's common stock, there is no established market price.

                           BDI INVESTMENT CORPORATION
                                 CORPORATE DATA

 Arthur Brody                              Chairman of the Board of Directors,
                                           Chief Executive Officer and President

 Teresa Whorton                            Treasurer

 Edward Kane                               Director

 Ronald Simon                              Director

 Donald Brody                              Secretary

 COUNSEL:                                  Lowenstein Sandler, PC

 AUDITORS:                                 Lavine, Lofgren, Morris and
                                           Engelberg

 TRANSFER AGENT:                           Registrar & Transfer Co.

 CUSTODIAN:                                Morgan Stanley

                           BDI INVESTMENT CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      ------------------------------------
                             THE BOARD OF DIRECTORS
                             ----------------------

               SPECIAL MEETING OF SHAREHOLDERS, February 25, 2005

      The undersigned hereby appoints each of ARTHUR BRODY and TERESA WHORTON attorney and proxy, with power of substitution, to vote for and on behalf of the undersigned at the special meeting of shareholders of the Company to be held on February 25, 2005 and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorney and proxy is instructed to vote as follows:

      (1) To approve the Plan of Complete Liquidation and Dissolution of the Company.

                     ___FOR           ___ AGAINST        ____ABSTAIN

      (2) Upon all such other matters as may properly come before the meeting and/or any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any other matters.

      UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED ON THIS PROXY, THIS PROXY WILL BE VOTED FOR THE DISSOLUTION OF THE COMPANY.


Please sign exactly as              DATED:
your name appears on your
stock certificate.  Give
full title if any attorney,
executor, administrator,
trustee, Guardian, etc.             SIGNATURE: _____________________

For each account in the             PRINT NAME: ____________________
name of two or more
persons, each should                Please sign this proxy and
sign, or if one signs               return it promptly whether
he/she should attach                or not you expect to attend
evidence of his/her                 the meeting.  You may
authority.                          nevertheless vote in person
                                    if you do attend.